Exhibit 99.1

Strategy Announces Proposed Initial Public Offering of € Denominated STRE Stock

TYSONS CORNER, Va.—(BUSINESS WIRE)—November 3, 2025—Strategy Inc (Nasdaq: STRF/STRC/STRK/STRD/MSTR) today announced that, subject to market and other conditions, it intends to conduct an initial public offering registered under the Securities Act of 1933, as amended (the “Securities Act”), of 3,500,000 shares of Strategy’s 10.00% Series A Perpetual Stream Preferred Stock (the “STRE Stock”).

Strategy intends to use the net proceeds from the offering for general corporate purposes, including the acquisition of bitcoin and for working capital.

The STRE Stock will accumulate cumulative dividends (“regular dividends”) at a rate per annum equal to 10.00% on the stated amount thereof, which is €100 per share of STRE Stock. Regular dividends on the STRE Stock will be payable when, as and if declared by Strategy’s board of directors or any duly authorized committee thereof, out of funds legally available for their payment, quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, beginning on December 31, 2025. Declared regular dividends on the STRE Stock will be payable solely in cash. In the event that any accumulated regular dividend on the STRE Stock is not paid on the applicable regular dividend payment date, then additional regular dividends (“compounded dividends”) will accumulate on the amount of such unpaid regular dividend, compounded quarterly. The compounded dividend rate applicable to any unpaid regular dividend that was due on a regular dividend payment date will initially be a rate per annum equal to 10% plus 100 basis points; provided, however, that, until such unpaid regular dividend, together with compounded dividends thereon, is paid in full, such compounded dividend rate will increase by 100 basis points per annum for each subsequent regular dividend period, up to a maximum dividend rate of 18% per annum.

If Strategy fails to declare a regular dividend on or prior to a given regular record date, such failure will constitute the issuance of a notice of deferral. Upon issuance of such notice, Strategy will (except during any period when the terms of our dividend senior stock or indebtedness then outstanding would prohibit the payment of dividends on the STRE Stock) use commercially reasonable efforts over the following 60-day period to sell STRK Stock, STRD Stock, class A common stock and/or other junior stock to raise proceeds in an amount sufficient to cover any deferred dividends that would have been due with respect to the applicable regular dividend payment date, plus compounded dividends thereon, on the next “deferred regular dividend payment date” (as defined in the prospectus supplement related to this offering); provided, however, that Strategy’s ability to use any such proceeds to cover any such deferred dividends (plus compounded dividends thereon) on the STRE Stock is subject to the payment of accumulated dividends in full on Strategy’s STRF Stock and STRC Stock and the terms of any other dividend senior stock that Strategy may issue in the future. Payment of any declared regular dividend on such deferred regular dividend payment date will be made, if at all, to the preferred stockholders of record as of the close of business on the “deferred regular record date” (as defined in the prospectus supplement related to this offering) immediately preceding such deferred regular dividend payment date.

Strategy will have the right, at its election, to redeem all, and not less than all, of the STRE Stock, at any time, for cash if the total number of shares of all STRE Stock then outstanding is less than 25% of the total number of shares of STRE Stock originally issued in this offering and in any future offering taken together. In addition, Strategy will have the right to redeem all, but not less than all, of the STRE Stock if certain tax events occur. The redemption price for any STRE Stock to be redeemed will be a cash amount equal to the liquidation preference of such share to be redeemed as of the business day before the date on which Strategy sends the related redemption notice, plus accumulated and unpaid regular dividends on such share to, but excluding, the redemption date.

If an event that constitutes a “fundamental change” under the certificate of designations governing the STRE Stock occurs, then, subject to certain limitations, holders of the STRE Stock will have the right to require Strategy to repurchase some or all of their shares of STRE Stock at a cash repurchase price equal to the stated amount of the STRE Stock to be repurchased, plus accumulated and unpaid regular dividends, if any, to, but excluding the fundamental change repurchase date.

The liquidation preference of the STRE Stock will initially be €100 per share. Effective immediately after the close of business on each business day after the initial issue date (and, if applicable, during the course of a business day on which any sale transaction to be settled by the issuance of STRE Stock is executed, from the exact time of the first such sale transaction during such business day until the close of business of such business day), the liquidation preference per share will be adjusted to be the greatest of (i) the stated amount per share of STRE Stock; (ii) in the case of any business day with respect to which Strategy has, on such business day or any business day during the ten trading day period preceding such business day, executed any sale transaction to be settled by the issuance of STRE Stock, an amount equal to the last reported sale price per share of STRE Stock on the trading day immediately before such business day; and (iii) the arithmetic average of the last reported sale prices per share of STRE Stock for each trading day of the ten consecutive trading days (or, if applicable, the lesser number of trading days as have elapsed during the period from, and including, the initial issue date to, but excluding, such business day) immediately preceding such business day.

Barclays Bank PLC, Morgan Stanley & Co. International plc, Moelis & Company LLC, SG Americas Securities, LLC, TD Securities (USA) LLC, Canaccord Genuity Limited and StoneX Financial Inc. are acting as joint book-running managers for the offering.

The offering is being made pursuant to an effective shelf registration statement on file with the U.S. Securities and Exchange Commission (the “SEC”). The offering will be made only by means of a prospectus supplement and an accompanying prospectus. An electronic copy of the preliminary prospectus supplement, together with the accompanying prospectus, is available on the SEC’s website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement, together with the accompanying prospectus, can be obtained by contacting: Barclays Bank PLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by phone 1-888-603-5847, or by email: barclaysprospectus@broadridge.com, or Morgan Stanley & Co. International plc, Attention: Prospectus Department, 25 Cabot Square, Canary Wharf, London E14 4QA, United Kingdom, by phone: 1-866-718-1649 or by email: prospectus@morganstanley.com, or Moelis & Company LLC, 399 Park Avenue 4th Floor, New York, NY 10022, by phone: 1-800-539-9413, or SG Americas Securities, LLC, 245 Park Avenue, New York, NY 10167, Telephone: 1-855-881-2108, or TD Securities (USA) LLC, 1 Vanderbilt Avenue, 11th Floor, New York, NY 10017, by telephone at (855) 495-9846, or Canaccord Genuity LLC, Attention: Syndication Department, One Post Office Square, Suite 3000, Boston, Massachusetts 02109, or by telephone at (617) 371-3900, or by email at prospectus@cgf.com, or StoneX Financial Inc., 230 Park Ave, New York, New York 10169, or by telephone at (212) 692-5100.

Notice to Prospective Investors in the European Economic Area (“EEA”)

Prohibition of sales to EEA retail investors: In any member state of the EEA, this communication is only addressed to and directed at persons who are “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129 (the “Prospectus Regulation”). No prospectus has been or will be prepared in connection with the offering of the STRE Stock for the purposes of the Prospectus Regulation, and any offer of the STRE Stock in the EEA will be made pursuant to an exemption under the Prospectus Regulation from the requirement to publish a prospectus. The STRE Stock are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II. Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the STRE Stock or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the STRE Stock or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

Notice to Prospective Investors in the United Kingdom (“U.K.”)

Prohibition of sales to U.K. retail investors: In the U.K., this communication is only addressed to persons who are “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”) (the “U.K. Prospectus Regulation”) and to persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”), (ii) high net worth entities falling withing Article 49(2) of the Order and (iii) persons at or to whom it can otherwise lawfully be distributed or directed (all such persons together being referred to as “relevant persons”). No prospectus has been or will be prepared in connection with the offering of the STRE Stock for the purposes of the U.K. Prospectus Regulation, and any offer of the STRE Stock in the U.K. will be made pursuant to an exemption from the requirement to publish a prospectus. The STRE Stock are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the U.K. For these purposes, a “retail investor” means a person who is one (or more) of the following: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 or (ii) a customer within the meaning of the provisions of the FSMA and any rules or regulations made under the FSMA to implement the Insurance Distribution Directive, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA. Consequently, no key information document required by the PRIIPs Regulation as it forms part of domestic law by virtue of the EUWA (the “U.K. PRIIPs Regulation”) for offering or selling the STRE Stock or otherwise making them available to retail investors in the U.K. has been prepared and therefore offering or selling the STRE Stock or otherwise making them available to any retail investor in the U.K. may be unlawful under the U.K. PRIIPs Regulation.

UK MIFIR product governance / Professional investors and ECPs only target market: Solely for the purposes of each manufacturer’s product approval process, the target market assessment in respect of the STRE Stock has led to the conclusion that: (i) the target market for the STRE Stock is only eligible counterparties, as defined in the FCA Handbook Conduct of Business Sourcebook (“COBS”), and professional clients, as defined in Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA (“UK MiFIR”); and (ii) all channels for distribution of the STRE Stock to eligible counterparties and professional clients are appropriate. Any person subsequently offering, selling or recommending the STRE Stock (a “UK distributor”) should take into consideration the manufacturers’ target market assessment; however, a UK distributor subject to the FCA Handbook Product Intervention and Product Governance Sourcebook is responsible for undertaking its own target market assessment in respect of the STRE Stock (by either adopting or refining the manufacturers’ target market assessment) and determining appropriate distribution channels.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities referred to in this press release, nor will there be any sale of any such securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Strategy

Strategy Inc (Nasdaq: STRF/STRC/STRK/STRD/MSTR) is the world’s first and largest Bitcoin Treasury Company. We are a publicly traded company that has adopted Bitcoin as our primary treasury reserve asset. By using proceeds from equity and debt financings, as well as cash flows from our operations, we strategically accumulate Bitcoin and advocate for its role as digital capital. Our treasury strategy is designed to provide investors varying degrees of economic exposure to Bitcoin by offering a range of securities, including equity and fixed-income instruments. In addition, we provide industry-leading AI-powered enterprise analytics software, advancing our vision of Intelligence Everywhere. We leverage our development capabilities to explore innovation in Bitcoin applications, integrating analytics expertise with our commitment to digital asset growth. We believe our combination of operational excellence, strategic Bitcoin reserve, and focus on technological innovation positions us as a leader in both the digital asset and enterprise analytics sectors, offering a unique opportunity for long-term value creation.

Strategy, MicroStrategy, and Intelligence Everywhere are either trademarks or registered trademarks of Strategy Inc in the United States and certain other countries. Other product and company names mentioned herein may be the trademarks of their respective owners.

Forward-Looking Statements

Statements in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the size and timing of the offering, the anticipated use of any proceeds from the offering and the terms of the securities being offered. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to market conditions and the completion of the offering on the anticipated terms or at all, the other factors discussed under the caption “Risk Factor Updates” in Strategy’s Current Report on Form 8-K filed with the SEC on October 6, 2025 and under the caption “Risk Factors” in Strategy’s Quarterly Report on Form 10-Q filed with the SEC on November 3, 2025 and the risks described in other filings that Strategy may make with the SEC. Any forward-looking statements contained in this press release speak only as of the date hereof, and Strategy specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Strategy

Shirish Jajodia

Corporate Treasurer

ir@strategy.com